Intangible Liability - Charter Agreements	12 Months Ended
Dec. 31, 2016
Text Block [Abstract]
Intangible Liability - Charter Agreements
6.	Intangible Liability – Charter Agreements

	December 31, 2016	December 31, 2015

Opening balance	$13,693	$15,812
Amortization in period	(2,104)	(2,119)

Closing balance	$11,589	$13,693

Intangible liabilities relate to management’s estimate of the fair value of below-market charters on August 14, 2008, the date of the merger (see note 1). The intangible liabilities are being amortized for each vessel over the remaining life of the associated charter. The fair value was estimated by management based on its experience with regard to availability of similar vessels, costs to build new vessels and current market demand. The contracted lease rates were compared to the estimated market lease rates for similar vessels. The intangible liabilities were determined by discounting the difference in the projected lease cash flows using a discount rate of 8.0% and the remaining length of the charter as the relevant time period.

Amortization of the intangible liabilities for the 12 vessels in the company’s fleet as of the date of the merger began on the date following the merger and for the remaining five vessels purchased by the Company after the merger, amortization commenced upon delivery. These intangible liabilities are amortized over the remaining term of the relevant charter, giving rise to an increase in time charter revenue.